UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811- 08085

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 10

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2020

Date of reporting period:	10/31/2020

Item 1 – Reports to Stockholders

PGIM JENNISON GLOBAL EQUITY INCOME FUND

ANNUAL REPORT

OCTOBER 31, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgim.com/investments), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2020 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Global Equity Income Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2020.

During the first four months of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed throughout the first four months of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. Equities rallied around the globe throughout the spring and summer as states reopened their economies, but became more volatile during the last two months of the period as investors worried that a surge in coronavirus infections would stall the economic recovery. For the period overall, large-cap US and emerging market stocks rose, small-cap US stocks were virtually unchanged, and stocks in developed foreign markets declined.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Global Equity Income Fund

December 15, 2020

PGIM Jennison Global Equity Income Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/20
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A
(with sales charges)	–9.05	3.30	6.78	—
(without sales charges)	–3.76	4.47	7.38	—
Class C
(with sales charges)	–5.31	3.70	6.59	—
(without sales charges)	–4.46	3.70	6.59	—
Class R
(without sales charges)	–4.07	4.17	N/A	6.67 (1/18/11)
Class Z
(without sales charges)	–3.49	4.74	7.67	—
Class R6
(without sales charges)	–3.39	4.85	N/A	7.34 (1/18/11)
MSCI All Country World ND Index
	4.89	8.11	7.90	—
S&P 500 Index*
	9.71	11.70	13.00	—

Average Annual Total Returns as of 10/31/20 Since Inception (%)
				Class R, R6 (1/18/11)
MSCI All Country World ND Index				7.40
S&P 500 Index				12.34

*The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. Copyright © 2020 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the MSCI All Country World ND Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2010) and the account values at the end of the current fiscal year (October 31, 2020) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables above, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Global Equity Income Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	0.75% (0.50% currently)	None	None

Benchmark Definitions

MSCI All Country World ND Index—The MSCI All Country World Index is an unmanaged and free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. It comprises approximately 23 developed and 24 emerging market country indexes. The ND version of the MSCI ACWI Index reflects the impact of the maximum withholding taxes on reinvested dividends. The MSCI ACWI ND Index is unmanaged and the total return includes the reinvestment of all dividends.

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how US stock prices in the United States have performed.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 10/31/20

Ten Largest Holdings	Line of Business	Country	% of Net Assets
Apple, Inc.	Technology Hardware, Storage & Peripherals	United States	3.9%
QUALCOMM, Inc.	Semiconductors & Semiconductor Equipment	United States	3.7%
Texas Instruments, Inc.	Semiconductors & Semiconductor Equipment	United States	3.5%
Prologis, Inc., REIT	Equity Real Estate Investment Trusts (REITs)	United States	3.4%
Linde PLC	Chemicals	United Kingdom	3.2%
Iberdrola SA	Electric Utilities	Spain	3.1%
Zurich Insurance Group AG	Insurance	Switzerland	3.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	Taiwan	2.8%
AstraZeneca PLC, ADR	Pharmaceuticals	United Kingdom	2.8%
Microsoft Corp.	Software	United States	2.6%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison Global Equity Income Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison Global Equity Income Fund’s Class Z shares returned -3.49% in the 12-month reporting period that ended October 31, 2020, underperforming the 4.89% return of the MSCI All Country World ND Index (the Index).

What was the market environment?

•	The financial markets experienced periods of heightened volatility during the reporting period, partially driven by the COVID-19 pandemic and its repercussions around the world.

•	After rising over the first three months of the period, stocks fell sharply in February and March 2020 as the virus spread, triggering lockdowns and a global recession.

•

Markets reversed course again from April through August, recouping much of their losses. This turnaround was driven by a number of factors, including unprecedented monetary policy accommodation from the Federal Reserve and other global central banks. Aggressive fiscal policies, signs of improving growth, and hopes for a COVID-19 vaccine also supported investor sentiment.

•	Markets experienced another setback in September and October due to a second wave of COVID-19 cases, weakening economic growth, and geopolitical uncertainties.

•	For the full reporting period, US and emerging-markets equities generated strong results, while international developed-markets equities posted poor returns.

•

Within the Index, the information technology, consumer discretionary, and communication services sectors gained the most over the period. Energy was the worst-performing sector. Financials and real estate also fell sharply.

What worked?

•

The Fund’s healthcare equipment holdings were among the primary contributors to the Fund’s return during the reporting period, led by Danaher Corp. and Zimmer Biomet Holdings Inc. Positioning in aerospace & defense also was beneficial, driven by an underweight in Boeing Corp. At the end of the period, the Fund no longer held positions in Zimmer Biomet and Boeing.

•	Positions in electric utilities, namely Iberdrola SA, drove absolute gains.

•	Other notable contributors included Apple Inc., Qualcomm Inc., and Taiwan Semiconductor Manufacturing Co.

What didn’t work?

•

Holdings in application software, most notably SAP SA, were among the main detractors from the Fund’s performance during the period, followed by pharmaceutical holdings, particularly GlaxoSmithKline plc.

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•	Integrated telecommunication service stocks, namely AT&T Inc., hurt performance. The Fund eliminated the position during the period.

•	Other notable detractors included AXA SA, ING Groep N.V., and Oneok Inc. At the end of the period, the Fund no longer held positions in ING Groep and Oneok.

Current outlook

•

At the end of the third quarter of 2020, fears of a resurgence in COVID-19 infections, an uneven global economic recovery, and uncertainty over the looming US presidential election all contributed to market turbulence. Despite the volatility, global equity markets managed to advance during the quarter, continuing the second quarter’s historic rebound.

•

Given the extent of the pandemic’s effect on the global economy, second-quarter 2020 corporate earnings (which were reported in the third quarter) were better than investors had feared. While some companies experienced revenue and profit declines, most moved quickly to cut costs to preserve capital. This “belt tightening” boosted margins, in some cases substantially. As the economy gradually reopens, Jennison expects corporate earnings to expand, providing further comfort to management teams seeking to make cost-cutting efforts permanent. With earnings expanding, so too could dividends, in Jennison’s view, potentially returning additional capital to shareholders. A post US-election environment may also help to reduce some market uncertainty.

•

Although the COVID-19 pandemic does not fundamentally change the structural, longer-term ability of companies to pay dividends, temporary payment disruptions have occurred, even among high-quality, prudent companies. Nevertheless, dividends generally held up quite well during the period. And while investors have become hyper-focused on earnings growth during the pandemic, Jennison believes prudent investors should also be mindful of earnings stability.

•

Given the level of market declines and dislocations in 2020, Jennison completed several purchases in recent quarters and is comfortable with the Fund’s positions. The Fund has begun to benefit from its rotation out of some defensive stocks and into more cyclical, economically sensitive ones. Jennison believes these stocks will continue to benefit as the economy gradually reopens and an economic recovery takes shape. Now, more than ever, Jennison remains focused on cash-flow strength and dependability, which can lead to higher levels of franchise durability.

•

With investors continuing to view equities as “the only game in town,” income-oriented stocks with durable dividends remain attractive. The historically low-interest-rate environment, both in the US and globally, renders bonds unattractive and leaves few alternatives for investors seeking income. Declining corporate and US Treasury bond yields have substantially widened the differential between bond and equity yields, creating a yield premium. From an income perspective, this premium plus the potential

PGIM Jennison Global Equity Income Fund	9

Strategy and Performance Overview (continued)

to increase that yield over time is an attractive value proposition, in Jennison’s view. As long as dividends are safe (i.e., not in jeopardy of being cut), Jennison believes the decline in share prices at the end of the period has made dividend equities even more attractive. As such, the Fund remains positioned in companies that Jennison believes have a greater fundamental ability to sustain their dividends.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2020. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Jennison Global Equity Income Fund	11

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Global Equity Income Fund		Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,087.70	1.16%	$6.09
	Hypothetical	$1,000.00	$1,019.30	1.16%	$5.89
Class C	Actual	$1,000.00	$1,083.60	1.87%	$9.79
	Hypothetical	$1,000.00	$1,015.74	1.87%	$9.48
Class R	Actual	$1,000.00	$1,085.90	1.47%	$7.71
	Hypothetical	$1,000.00	$1,017.75	1.47%	$7.46
Class Z	Actual	$1,000.00	$1,090.10	0.87%	$4.57
	Hypothetical	$1,000.00	$1,020.76	0.87%	$4.42
Class R6	Actual	$1,000.00	$1,090.40	0.80%	$4.20
	Hypothetical	$1,000.00	$1,021.11	0.80%	$4.06

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2020, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of October 31, 2020

	Shares	Value
LONG-TERM INVESTMENTS — 99.4%

COMMON STOCKS — 93.1%
Australia — 2.6%
APA Group	1,756,330	$12,921,415
Transurban Group	1,123,434	10,565,930

		23,487,345

Canada — 2.4%
Enbridge, Inc.	576,740	15,891,410
Pembina Pipeline Corp.	260,657	5,456,522

		21,347,932

France — 6.6%
AXA SA	1,233,864	19,856,005
Cie Generale des Etablissements Michelin SCA	99,088	10,697,735
Sanofi	190,729	17,215,158
TOTAL SE, ADR	343,415	10,415,777

		58,184,675

Germany — 2.7%
RWE AG	239,831	8,869,806
SAP SE	56,477	6,018,161
Telefonica Deutschland Holding AG	3,502,412	8,843,075

		23,731,042

Italy — 2.2%
Enel SpA	2,483,703	19,792,835

Netherlands — 2.0%
Akzo Nobel NV	181,566	17,473,942

Spain — 3.9%
Ferrovial SA	335,067	7,222,998
Iberdrola SA	2,353,308	27,686,065

		34,909,063

Switzerland — 4.8%
Nestle SA	139,141	15,653,189
Zurich Insurance Group AG	80,717	26,793,261

		42,446,450

Taiwan — 2.8%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	301,290	25,269,192

United Kingdom — 9.7%
AstraZeneca PLC, ADR	490,223	24,589,586
GlaxoSmithKline PLC	1,345,860	22,460,763

See Notes to Financial Statements.

PGIM Jennison Global Equity Income Fund	13

Schedule of Investments  (continued)

as of October 31, 2020

	Shares	Value

COMMON STOCKS (continued)
United Kingdom (cont’d.)
Linde PLC	128,866	$28,394,334
Reckitt Benckiser Group PLC	127,050	11,172,001

		86,616,684

United States — 53.4%
AbbVie, Inc.	103,671	8,822,402
American Campus Communities, Inc., REIT	616,015	23,075,922
Apple, Inc.	314,963	34,286,872
Caterpillar, Inc.	59,706	9,376,827
Corning, Inc.	271,862	8,691,428
Crown Castle International Corp., REIT	133,952	20,923,302
D.R. Horton, Inc.	168,656	11,267,907
Deere & Co.(a)	59,440	13,428,090
Dow, Inc.	215,017	9,781,123
Gateway Energy & Resource Holdings LLC Private Placement, (original cost $2,000,000; purchased 12/14/07), 144A*^(f)	100,000	219,983
Home Depot, Inc. (The)	72,361	19,299,402
Johnson Controls International PLC	293,650	12,394,967
JPMorgan Chase & Co.	224,370	21,997,235
Lam Research Corp.	44,447	15,204,430
McDonald’s Corp.	54,543	11,617,659
MetLife, Inc.	445,077	16,846,165
Microsoft Corp.	115,903	23,466,880
PepsiCo, Inc.	141,889	18,912,385
PNC Financial Services Group, Inc. (The)	112,774	12,617,155
Procter & Gamble Co. (The)	106,166	14,555,359
Prologis, Inc., REIT	301,339	29,892,829
QUALCOMM, Inc.	264,703	32,653,762
Raytheon Technologies Corp.	73,823	4,010,065
Texas Instruments, Inc.	212,644	30,746,196
Truist Financial Corp.(a)	333,136	14,031,688
Union Pacific Corp.	129,397	22,927,855
United Parcel Service, Inc. (Class B Stock)	57,087	8,968,939
Walmart, Inc.	128,194	17,786,918
Williams Cos., Inc. (The)	355,188	6,816,058

		474,619,803

TOTAL COMMON STOCKS (cost $782,579,318)		827,878,963

PREFERRED STOCKS — 6.3%
Canada — 1.7%
GFL Environmental, Inc., CVT, 6.000%, Maturity Date 03/15/2023	303,014	15,041,615

See Notes to Financial Statements.

14

	Shares	Value

PREFERRED STOCKS (continued)
United States — 4.6%
American Electric Power Co., Inc., CVT, 6.125%, Maturity Date 03/15/2022(a)	152,152	$8,123,395
Aptiv PLC, Series A, CVT, 5.500%, Maturity Date 06/15/2023(a)	98,331	11,839,053
Danaher Corp., Series B, CVT, 5.000%, Maturity Date 04/15/2023(a)	4,922	6,567,129
Sempra Energy, Series A, CVT, 6.000%, Maturity Date 01/15/2021(a)	141,549	14,481,878

		41,011,455

TOTAL PREFERRED STOCKS (cost $51,821,317)		56,053,070

TOTAL LONG-TERM INVESTMENTS (cost $834,400,635)		883,932,033

SHORT-TERM INVESTMENTS — 2.9%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	680,112	680,112
PGIM Institutional Money Market Fund (cost $25,596,443; includes $25,590,018 of cash collateral for securities on loan)(b)(w)	25,625,686	25,617,998

TOTAL SHORT-TERM INVESTMENTS (cost $26,276,555)		26,298,110

TOTAL INVESTMENTS—102.3% (cost $860,677,190)		910,230,143
Liabilities in excess of other assets — (2.3)%		(20,735,834)

NET ASSETS — 100.0%		$889,494,309

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR—American Depositary Receipt

CVT—Convertible Security

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

*	Non-income producing security.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $219,983 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $25,215,719; cash collateral of $25,590,018 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

See Notes to Financial Statements.

PGIM Jennison Global Equity Income Fund	15

Schedule of Investments  (continued)

as of October 31, 2020

(f)	Indicates a restricted security; the aggregate original cost of such securities is $2,000,000. The aggregate value of $219,983 is 0.0% of net assets.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Australia	$—	$23,487,345	$—
Canada	21,347,932	—	—
France	10,415,777	47,768,898	—
Germany	—	23,731,042	—
Italy	—	19,792,835	—
Netherlands	—	17,473,942	—
Spain	—	34,909,063	—
Switzerland	—	42,446,450	—
Taiwan	25,269,192	—	—
United Kingdom	52,983,920	33,632,764	—
United States	474,399,820	—	219,983
Preferred Stocks
Canada	15,041,615	—	—
United States	41,011,455	—	—
Affiliated Mutual Funds	26,298,110	—	—

Total	$666,767,821	$243,242,339	$219,983

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2020 were as follows (unaudited):

Semiconductors & Semiconductor Equipment	11.7%
Equity Real Estate Investment Trusts (REITs)	8.3
Pharmaceuticals	7.3
Insurance	7.1
Chemicals	6.3

Electric Utilities	6.2%
Banks	5.5
Oil, Gas & Consumable Fuels	4.4
Technology Hardware, Storage & Peripherals	3.9
Software	3.3

See Notes to Financial Statements.

16

Industry Classification (continued):

Affiliated Mutual Funds (2.9% represents investments purchased with collateral from securities on loan)	2.9%
Household Products	2.8
Multi-Utilities	2.6
Road & Rail	2.6
Machinery	2.5
Auto Components	2.5
Specialty Retail	2.2
Beverages	2.1
Food & Staples Retailing	2.0
Food Products	1.8
Commercial Services & Supplies	1.7
Gas Utilities	1.4
Building Products	1.4
Hotels, Restaurants & Leisure	1.3
Household Durables	1.3

Transportation Infrastructure	1.2%
Air Freight & Logistics	1.0
Diversified Telecommunication Services	1.0
Biotechnology	1.0
Electronic Equipment, Instruments & Components	1.0
Construction & Engineering	0.8
Health Care Equipment & Supplies	0.8
Aerospace & Defense	0.4
Diversified Financial Services	0.0 *

102.3
Liabilities in excess of other assets	(2.3)

100.0%

*	Less than +/- 0.05%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$25,215,719	$(25,215,719)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Jennison Global Equity Income Fund	17

Statement of Assets and Liabilities

as of October 31, 2020

Assets

Investments at value, including securities on loan of $25,215,719:
Unaffiliated investments (cost $834,400,635)	$883,932,033
Affiliated investments (cost $26,276,555)	26,298,110
Cash	1,368
Receivable for investments sold	5,065,836
Tax reclaim receivable	1,348,989
Receivable for Fund shares sold	1,187,600
Dividends receivable	877,272
Prepaid expenses and other assets	212,720

Total Assets	918,923,928

Liabilities

Payable to broker for collateral for securities on loan	25,590,018
Payable for Fund shares reacquired	2,661,173
Management fee payable	594,868
Accrued expenses and other liabilities	267,352
Distribution fee payable	262,200
Affiliated transfer agent fee payable	51,035
Directors’ fees payable	1,727
Payable for investments purchased	1,246

Total Liabilities	29,429,619

Net Assets	$889,494,309

Net assets were comprised of:
Common stock, at par	$73,294
Paid-in capital in excess of par	776,175,061
Total distributable earnings (loss)	113,245,954

Net assets, October 31, 2020	$889,494,309

See Notes to Financial Statements.

18

Class A
Net asset value and redemption price per share,
($518,300,330 ÷ 41,794,359 shares of common stock issued and outstanding)	$12.40
Maximum sales charge (5.50% of offering price)	0.72

Maximum offering price to public	$13.12

Class C
Net asset value, offering price and redemption price per share,
($150,634,838 ÷ 13,702,018 shares of common stock issued and outstanding)	$10.99

Class R
Net asset value, offering price and redemption price per share,
($19,666,271 ÷ 1,585,732 shares of common stock issued and outstanding)	$12.40

Class Z
Net asset value, offering price and redemption price per share,
($196,753,038 ÷ 15,878,379 shares of common stock issued and outstanding)	$12.39

Class R6
Net asset value, offering price and redemption price per share,
($4,139,832 ÷ 333,391 shares of common stock issued and outstanding)	$12.42

See Notes to Financial Statements.

PGIM Jennison Global Equity Income Fund	19

Statement of Operations

Year Ended October 31, 2020

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $1,776,051 foreign withholding tax)	$32,945,648
Affiliated dividend income	185,044
Income from securities lending, net (including affiliated income of $98,069)	98,284
Interest income	78,346

Total income	33,307,322

Expenses
Management fee	7,687,116
Distribution fee(a)	4,112,980
Transfer agent’s fees and expenses (including affiliated expense of $365,453)(a)	1,241,563
Custodian and accounting fees	183,976
Registration fees(a)	105,494
Shareholders’ reports	64,536
Audit fee	27,446
Directors’ fees	26,829
Legal fees and expenses	26,383
Miscellaneous	39,613

Total expenses	13,515,936
Less: Fee waiver and/or expense reimbursement(a)	(14,827)
Distribution fee waiver(a)	(328,368)

Net expenses	13,172,741

Net investment income (loss)	20,134,581

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(40,253))	67,218,326
Foreign currency transactions	36,113

67,254,439

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $13,566)	(135,294,070)
Foreign currencies	58,610

(135,235,460)

Net gain (loss) on investment and foreign currency transactions	(67,981,021)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(47,846,440)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R6
Distribution fee	1,630,956	103,969	2,208,430	169,625	—	—
Transfer agent’s fees and expenses	716,014	34,837	203,799	33,778	252,613	522
Registration fees	25,356	9,709	19,343	15,341	20,403	15,342
Fee waiver and/or expense reimbursement	—	—	—	—	—	(14,827)
Distribution fee waiver	(271,826)	—	—	(56,542)	—	—

See Notes to Financial Statements.

20

Statements of Changes in Net Assets

	Year Ended October 31,

	2020	2019

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$20,134,581	$26,707,742
Net realized gain (loss) on investment and foreign currency transactions	67,254,439	118,982,315
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(135,235,460)	(36,546,163)

Net increase (decrease) in net assets resulting from operations	(47,846,440)	109,143,894

Dividends and Distributions
Distributions from distributable earnings
Class A	(65,938,033)	(93,967,365)
Class B	(2,224,015)	(7,292,553)
Class C	(32,156,652)	(82,671,720)
Class R	(2,723,434)	(4,429,539)
Class Z	(33,909,314)	(71,314,654)
Class R6	(382,593)	(659,280)

	(137,334,041)	(260,335,111)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	36,462,809	73,255,080
Net asset value of shares issued in reinvestment of dividends and distributions	122,981,230	228,261,337
Cost of shares reacquired	(363,459,395)	(489,163,809)

Net increase (decrease) in net assets from Fund share transactions	(204,015,356)	(187,647,392)

Total increase (decrease)	(389,195,837)	(338,838,609)

Net Assets:
Beginning of year	1,278,690,146	1,617,528,755

End of year	$889,494,309	$1,278,690,146

See Notes to Financial Statements.

PGIM Jennison Global Equity Income Fund	21

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios, Inc. 10 (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company consists of two series: PGIM Jennison Global Equity Income Fund (formerly known as PGIM Jennison Equity Income Fund) and PGIM QMA Mid-Cap Value Fund, each of which are diversified funds for purposes of the 1940 Act. These financial statements relate only to the PGIM Jennison Global Equity Income Fund (the “Fund”).

The investment objective of the Fund is to seek income and capital appreciation.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

22

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s

PGIM Jennison Global Equity Income Fund	23

Notes to Financial Statements (continued)

most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Company, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right

24

of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based upon the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Fund invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific

PGIM Jennison Global Equity Income Fund	25

Notes to Financial Statements (continued)

expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income quarterly. Distributions from net realized capital and currency gains, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Company, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

26

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. The Manager pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.745% of the Fund’s average daily net assets up to and including $500 million, 0.73% on the next $500 million, 0.625% on the next $1.5 billion, 0.60% on the next $5 billion, 0.58% on the next $2.5 billion and 0.56% of the Fund’s average daily net assets in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.73% for the year ended October 31, 2020.

The Manager has contractually agreed, through February 28, 2022, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the total annual operating expenses to exceed 0.80% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1% and 0.75% of the average daily net assets of the Class A, Class C and Class R shares, respectively. PIMS has contractually agreed to limit

PGIM Jennison Global Equity Income Fund	27

Notes to Financial Statements (continued)

such fees to 0.25% and 0.50% of the average daily net assets of the Class A and Class R shares, respectively, through February 28, 2022.

For the year ended October 31, 2020, PIMS received $187,446 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2020, PIMS received $55 and $4,528 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Company’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended October 31, 2020, no 17a-7 transactions were entered into by the Fund.

28

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2020, were $1,001,045,289 and $1,300,792,818, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended October 31, 2020, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Core Ultra Short Bond Fund*
$ 23,129,736	$396,397,609	$418,847,233	$—	$—	$680,112	680,112	$185,044

PGIM Institutional Money Market Fund*
58,787,775	567,167,504	600,310,594	13,566	(40,253)	25,617,998	25,625,686	98,069	**

$ 81,917,511	$963,565,113	$1,019,157,827	$13,566	$(40,253)	$26,298,110		$283,113

*	The Fund did not have any capital gain distributions during the reporting period.

**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the tax year ended October 31, 2020, the adjustments were to increase total distributable earnings and decrease paid-in capital in excess of par by $3 due to non-deductible expenses. Net investment income, net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2020, the tax character of dividends paid by the Fund were $22,267,919 of ordinary income and $115,066,122 of long-term capital gains. For the year ended October 31, 2019, the tax character of dividends paid by the Fund were $26,694,196 of ordinary income and $233,640,915 of long-term capital gains.

As of October 31, 2020, the accumulated undistributed earnings on a tax basis were $850,975 of ordinary income and $64,898,687 of long-term capital gains.

PGIM Jennison Global Equity Income Fund	29

Notes to Financial Statements (continued)

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$862,733,851	$136,634,447	$(89,138,155)	$47,496,292

The book basis differs from tax basis primarily due to deferred losses on wash sales and cost basis differences between financial and tax reporting treatment of partnership investments.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2020 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

30

The Company is authorized to issue 5.5 billion shares of capital stock, $0.001 par value per share, 2.770 billion of which are designated as shares of the Fund. The shares are further classified and designated as follows:

Class A	400,000,000
Class B	20,000,000
Class C	300,000,000
Class R	75,000,000
Class Z	1,250,000,000
Class T	650,000,000
Class R6	75,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

As of October 31, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	11,992	0.1%
Class C	951	0.1%
Class R	368,717	23.3%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	8	65.3%

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2020:
Shares sold	948,553	$12,276,030
Shares issued in reinvestment of dividends and distributions	4,672,391	62,879,996
Shares reacquired	(10,894,692)	(138,695,170)

Net increase (decrease) in shares outstanding before conversion	(5,273,748)	(63,539,144)
Shares issued upon conversion from other share class(es)	5,929,232	75,471,209
Shares reacquired upon conversion into other share class(es)	(585,542)	(7,637,557)

Net increase (decrease) in shares outstanding	69,942	$4,294,508

Year ended October 31, 2019:
Shares sold	1,854,409	$25,648,853
Shares issued in reinvestment of dividends and distributions	7,222,026	87,716,405
Shares reacquired	(10,011,324)	(140,114,500)

Net increase (decrease) in shares outstanding before conversion	(934,889)	(26,749,242)
Shares issued upon conversion from other share class(es)	7,692,599	110,131,659
Shares reacquired upon conversion into other share class(es)	(869,842)	(12,448,370)

Net increase (decrease) in shares outstanding	5,887,868	$70,934,047

PGIM Jennison Global Equity Income Fund	31

Notes to Financial Statements (continued)

Class B	Shares	Amount
Period ended June 26, 2020*:
Shares sold	34,272	$421,699
Shares issued in reinvestment of dividends and distributions	148,052	1,803,841
Shares reacquired	(368,748)	(4,429,833)

Net increase (decrease) in shares outstanding before conversion	(186,424)	(2,204,293)
Shares reacquired upon conversion into other share class(es)	(1,617,470)	(17,776,878)

Net increase (decrease) in shares outstanding	(1,803,894)	$(19,981,171)

Year ended October 31, 2019:
Shares sold	96,793	$1,082,234
Shares issued in reinvestment of dividends and distributions	558,584	6,092,739
Shares reacquired	(916,716)	(11,591,552)

Net increase (decrease) in shares outstanding before conversion	(261,339)	(4,416,579)
Shares reacquired upon conversion into other share class(es)	(1,157,876)	(15,067,727)

Net increase (decrease) in shares outstanding	(1,419,215)	$(19,484,306)

Class C
Year ended October 31, 2020:
Shares sold	541,171	$6,425,794
Shares issued in reinvestment of dividends and distributions	2,268,662	27,346,424
Shares reacquired	(6,457,520)	(74,001,209)

Net increase (decrease) in shares outstanding before conversion	(3,647,687)	(40,228,991)
Shares reacquired upon conversion into other share class(es)	(5,381,169)	(61,602,317)

Net increase (decrease) in shares outstanding	(9,028,856)	$(101,831,308)

Year ended October 31, 2019:
Shares sold	1,443,185	$16,939,622
Shares issued in reinvestment of dividends and distributions	6,604,072	71,861,312
Shares reacquired	(10,964,287)	(137,273,327)

Net increase (decrease) in shares outstanding before conversion	(2,917,030)	(48,472,393)
Shares reacquired upon conversion into other share class(es)	(8,385,746)	(108,046,681)

Net increase (decrease) in shares outstanding	(11,302,776)	$(156,519,074)

Class R
Year ended October 31, 2020:
Shares sold	83,595	$1,020,449
Shares issued in reinvestment of dividends and distributions	201,453	2,722,471
Shares reacquired	(479,752)	(6,048,807)

Net increase (decrease) in shares outstanding	(194,704)	$(2,305,887)

Year ended October 31, 2019:
Shares sold	64,601	$902,638
Shares issued in reinvestment of dividends and distributions	365,472	4,427,752
Shares reacquired	(391,939)	(5,602,611)

Net increase (decrease) in shares outstanding	38,134	$(272,221)

32

Class Z	Shares	Amount
Year ended October 31, 2020:
Shares sold	1,071,093	$13,409,658
Shares issued in reinvestment of dividends and distributions	2,071,708	27,848,794
Shares reacquired	(10,812,928)	(137,934,574)

Net increase (decrease) in shares outstanding before conversion	(7,670,127)	(96,676,122)
Shares issued upon conversion from other share class(es)	1,053,232	13,798,767
Shares reacquired upon conversion into other share class(es)	(197,589)	(2,570,561)

Net increase (decrease) in shares outstanding	(6,814,484)	$(85,447,916)

Year ended October 31, 2019:
Shares sold	2,129,689	$28,107,916
Shares issued in reinvestment of dividends and distributions	4,745,435	57,530,018
Shares reacquired	(13,875,399)	(192,598,924)

Net increase (decrease) in shares outstanding before conversion	(7,000,275)	(106,960,990)
Shares issued upon conversion from other share class(es)	2,004,889	28,734,321
Shares reacquired upon conversion into other share class(es)	(264,970)	(3,792,201)

Net increase (decrease) in shares outstanding	(5,260,356)	$(82,018,870)

Class R6
Year ended October 31, 2020:
Shares sold	228,437	$2,909,179
Shares issued in reinvestment of dividends and distributions	28,340	379,704
Shares reacquired	(184,284)	(2,349,802)

Net increase (decrease) in shares outstanding before conversion	72,493	939,081
Shares issued upon conversion from other share class(es)	23,975	317,337

Net increase (decrease) in shares outstanding	96,468	$1,256,418

Year ended October 31, 2019:
Shares sold	40,190	$573,817
Shares issued in reinvestment of dividends and distributions	52,040	633,111
Shares reacquired	(142,641)	(1,982,895)

Net increase (decrease) in shares outstanding before conversion	(50,411)	(775,967)
Shares issued upon conversion from other share class(es)	34,798	488,999

Net increase (decrease) in shares outstanding	(15,613)	$(286,968)

*	Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

8.	Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$ 1,200,000,000	$ 1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

PGIM Jennison Global Equity Income Fund	33

Notes to Financial Statements (continued)

	Current SCA	Prior SCA
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2020. The average daily balance for the 5 days that the Fund had loans outstanding during the period was approximately $752,600, borrowed at a weighted average interest rate of 1.40%. The maximum loan outstanding amount during the period was $1,266,000. At October 31, 2020, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. The securities of such issuers may trade in markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

34

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline.

Real Estate Investment Trust (REIT) Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by

PGIM Jennison Global Equity Income Fund	35

Notes to Financial Statements (continued)

borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the Code) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs are subject to the risks of changes in the Code affecting their tax status.

Because the Fund invests in real estate securities, including REITs, the Fund is subject to the risks of investing in the real estate industry, such as changes in general and local economic conditions, the supply and demand for real estate and changes in zoning and tax laws. Since the Fund concentrates in the real estate industry, its holdings can vary significantly from broad market indexes. As a result, the Fund’s performance can deviate from the performance of such indexes. Because the Fund invests in stocks, there is the risk that the price of a particular stock owned by the Fund could go down or pay lower-than-expected or no dividends. In addition to an individual stock losing value, the value of the equity markets or of companies comprising the real estate industry could go down.

10.	Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. Management is currently evaluating the Rule and its impact to the Funds.

36

Financial Highlights

Class A Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a) :
Net Asset Value, Beginning of Year	$14.45	$16.18	$16.75	$14.68	$16.59
Income (loss) from investment operations:
Net investment income (loss)	0.26	0.29	0.44	0.34	0.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.70)	0.62	(0.01)	2.11	(0.66)
Total from investment operations	(0.44)	0.91	0.43	2.45	(0.24)
Less Dividends and Distributions:
Dividends from net investment income	(0.29)	(0.29)	(0.43)	(0.38)	(0.44)
Distributions from net realized gains	(1.32)	(2.35)	(0.57)	-	(1.23)
Total dividends and distributions	(1.61)	(2.64)	(1.00)	(0.38)	(1.67)
Net asset value, end of year	$12.40	$14.45	$16.18	$16.75	$14.68
Total Return(b) :	(3.76)%	9.02%	2.45%	16.88%	(1.00)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$518	$603	$580	$680	$1,048
Average net assets (in millions)	$544	$570	$648	$809	$1,253
Ratios to average net assets(c)(d) :
Expenses after waivers and/or expense reimbursement	1.15%	1.16%	1.15%	1.14%	1.16%
Expenses before waivers and/or expense reimbursement	1.20%	1.21%	1.20%	1.19%	1.21%
Net investment income (loss)	1.98%	2.02%	2.58%	2.18%	2.84%
Portfolio turnover rate(e)	97%	77%	88%	75%	48%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Global Equity Income Fund	37

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a) :
Net Asset Value, Beginning of Year	$12.99	$14.84	$15.45	$13.57	$15.47
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.18	0.29	0.21	0.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.62)	0.52	- (b)	1.95	(0.61)
Total from investment operations	(0.46)	0.70	0.29	2.16	(0.33)
Less Dividends and Distributions:
Dividends from net investment income	(0.22)	(0.20)	(0.33)	(0.28)	(0.34)
Distributions from net realized gains	(1.32)	(2.35)	(0.57)	-	(1.23)
Total dividends and distributions	(1.54)	(2.55)	(0.90)	(0.28)	(1.57)
Net asset value, end of year	$10.99	$12.99	$14.84	$15.45	$13.57
Total Return(c) :	(4.46)%	8.27%	1.70%	16.03%	(1.73)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$151	$295	$505	$658	$923
Average net assets (in millions)	$221	$399	$597	$786	$1,075
Ratios to average net assets(d)(e) :
Expenses after waivers and/or expense reimbursement	1.87%	1.85%	1.87%	1.89%	1.91%
Expenses before waivers and/or expense reimbursement	1.87%	1.85%	1.87%	1.89%	1.91%
Net investment income (loss)	1.37%	1.38%	1.84%	1.45%	2.06%
Portfolio turnover rate(f)	97%	77%	88%	75%	48%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

38

Class R Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a) :
Net Asset Value, Beginning of Year	$14.45	$16.18	$16.75	$14.68	$16.58
Income (loss) from investment operations:
Net investment income (loss)	0.22	0.25	0.38	0.31	0.37
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.70)	0.62	- (b)	2.10	(0.64)
Total from investment operations	(0.48)	0.87	0.38	2.41	(0.27)
Less Dividends and Distributions:
Dividends from net investment income	(0.25)	(0.25)	(0.38)	(0.34)	(0.40)
Distributions from net realized gains	(1.32)	(2.35)	(0.57)	-	(1.23)
Total dividends and distributions	(1.57)	(2.60)	(0.95)	(0.34)	(1.63)
Net asset value, end of year	$12.40	$14.45	$16.18	$16.75	$14.68
Total Return(c) :	(4.07)%	8.69%	2.12%	16.59%	(1.19)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$20	$26	$28	$37	$40
Average net assets (in millions)	$23	$27	$33	$40	$42
Ratios to average net assets(d)(e) :
Expenses after waivers and/or expense reimbursement	1.49%	1.44%	1.48%	1.39%	1.41%
Expenses before waivers and/or expense reimbursement	1.74%	1.69%	1.73%	1.64%	1.66%
Net investment income (loss)	1.69%	1.76%	2.24%	1.95%	2.48%
Portfolio turnover rate(f)	97%	77%	88%	75%	48%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Global Equity Income Fund	39

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a) :
Net Asset Value, Beginning of Year	$14.44	$16.18	$16.74	$14.67	$16.58
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.33	0.48	0.38	0.46
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.70)	0.61	0.01	2.11	(0.66)
Total from investment operations	(0.40)	0.94	0.49	2.49	(0.20)
Less Dividends and Distributions:
Dividends from net investment income	(0.33)	(0.33)	(0.48)	(0.42)	(0.48)
Distributions from net realized gains	(1.32)	(2.35)	(0.57)	-	(1.23)
Total dividends and distributions	(1.65)	(2.68)	(1.05)	(0.42)	(1.71)
Net asset value, end of year	$12.39	$14.44	$16.18	$16.74	$14.67
Total Return(b) :	(3.49)%	9.28%	2.79%	17.18%	(0.75)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$197	$328	$452	$566	$1,229
Average net assets (in millions)	$249	$375	$507	$861	$1,338
Ratios to average net assets(c)(d) :
Expenses after waivers and/or expense reimbursement	0.88%	0.87%	0.88%	0.90%	0.91%
Expenses before waivers and/or expense reimbursement	0.88%	0.87%	0.88%	0.90%	0.91%
Net investment income (loss)	2.31%	2.33%	2.82%	2.46%	3.08%
Portfolio turnover rate(e)	97%	77%	88%	75%	48%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

40

Class R6 Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a) :
Net Asset Value, Beginning of Year	$14.47	$16.20	$16.77	$14.69	$16.60
Income (loss) from investment operations:
Net investment income (loss)	0.29	0.34	0.52	0.42	0.51
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.68)	0.62	(0.03)	2.09	(0.69)
Total from investment operations	(0.39)	0.96	0.49	2.51	(0.18)
Less Dividends and Distributions:
Dividends from net investment income	(0.34)	(0.34)	(0.49)	(0.43)	(0.50)
Distributions from net realized gains	(1.32)	(2.35)	(0.57)	-	(1.23)
Total dividends and distributions	(1.66)	(2.69)	(1.06)	(0.43)	(1.73)
Net asset value, end of year	$12.42	$14.47	$16.20	$16.77	$14.69
Total Return(b) :	(3.39)%	9.41%	2.81%	17.32%	(0.62)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4	$3	$4	$3	$8
Average net assets (in millions)	$3	$4	$4	$4	$20
Ratios to average net assets(c)(d) :
Expenses after waivers and/or expense reimbursement	0.80%	0.80%	0.80%	0.80%	0.79%
Expenses before waivers and/or expense reimbursement	1.23%	0.96%	1.19%	0.80%	0.79%
Net investment income (loss)	2.26%	2.39%	3.08%	2.68%	3.43%
Portfolio turnover rate(e)	97%	77%	88%	75%	48%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Global Equity Income Fund	41

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Investment Portfolios, Inc. 10 and Shareholders of PGIM Jennison Global Equity Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Global Equity Income Fund (one of the funds constituting Prudential Investment Portfolios, Inc. 10, referred to hereafter as the “Fund”) as of October 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the year ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 16, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 16, 2020

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

42

Federal Income Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2020, the Fund reports the maximum amount allowed per share but not less than $1.32 for Class A, B, C, R, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2020, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as: 1) qualified dividend income (QDI); 2) eligible for corporate dividend received deduction (DRD):

	QDI	DRD
PGIM Jennison Global Equity Income Fund	100.00%	53.06%

In January 2021 you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

PGIM Jennison Global Equity Income Fund	43

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Global Equity Income Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since 2019) (information technology); Independent Director, Kabbage, Inc. (2018-2020) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 1945 Board Member Portfolios Overseen: 95	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Global Equity Income Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; James E. Quinn, 2013; Richard A. Redeker, 2000; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM Jennison Global Equity Income Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Jennison Global Equity Income Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Global Equity Income Fund (the “Fund”)1, formerly PGIM Jennison Equity Income Fund, consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021 after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information

[1]	PGIM Jennison Global Equity Income Fund is a series of Prudential Investment Portfolios, Inc. 10.

PGIM Jennison Global Equity Income Fund

Approval of Advisory Agreements (continued)

provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 27, 2020 and on June 9-11, 2020.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other

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relevant information pertaining to PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time .The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Jennison Global Equity Income Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2019.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2019. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund

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expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	2nd Quartile	1st Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the ten-year period, though it underperformed over all other periods.
•

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) limits transfer agency, shareholder servicing, sub transfer agency and blue sky fees to the extent that such fees cause total annual operating expenses for Class R6 shares to exceed 0.80% through February 28, 2021.

•	The Board also noted that the Board and PGIM Investments contractually reduced the Fund’s management fee schedule and subadvisory fee schedule as of July 1, 2019.
•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Global Equity Income Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Global Equity Income Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON GLOBAL EQUITY INCOME FUND

SHARE CLASS	A	C	R	Z	R6
NASDAQ	SPQAX	AGOCX	PJERX	JDEZX	PJIQX
CUSIP	74441L808	74441L873	74441L790	74441L832	74441L816

MF203E

PGIM QMA MID-CAP VALUE FUND

ANNUAL REPORT

OCTOBER 31, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgim.com/investments), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company, member SIPC. QMA is the primary business name of QMA LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2020 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM QMA Mid-Cap Value Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2020.

During the first four months of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed throughout the first four months of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. Equities rallied around the globe throughout the spring and summer as states reopened their economies, but became more volatile during the last two months of the period as investors worried that a surge in coronavirus infections would stall the economic recovery. For the period overall, large-cap US and emerging market stocks rose, small-cap US stocks were virtually unchanged, and stocks in developed foreign markets declined.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM QMA Mid-Cap Value Fund

December 15, 2020

PGIM QMA Mid-Cap Value Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/20 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A
(with sales charges)	–24.42	–2.58	5.10	—
(without sales charges)	–20.02	–1.47	5.69	—
Class C
(with sales charges)	–21.43	–2.22	4.89	—
(without sales charges)	–20.65	–2.22	4.89	—
Class R
(without sales charges)	–20.23	–1.71	N/A	–1.94 (12/22/14)
Class Z
(without sales charges)	–19.75	–1.20	5.98	—
Class R2
(without sales charges)	–20.07	N/A	N/A	–11.46 (12/28/17)
Class R4
(without sales charges)	–19.89	N/A	N/A	–11.24 (12/28/17)
Class R6
(without sales charges)	–19.68	–1.07	N/A	–5.18 (1/18/11)
Russell Midcap Value Index
	–6.94	5.32	9.40	—
S&P MidCap 400 Index*
	–1.15	7.39	10.36	—
Russell Midcap Index
	4.12	8.95	11.40	—

Average Annual Total Returns as of 10/31/20 Since Inception (%)
	Class R (12/22/14)	Class R2, R4 (12/28/17)	Class R6 (1/18/11)
Russell Midcap Value Index	4.18	–0.70	8.54
S&P MidCap 400 Index	6.43	1.66	9.37
Russell Midcap Index	7.63	5.59	10.50

*The S&P MidCap 400 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. Copyright © 2020 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All

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rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P MidCap 400 Index and Russell Midcap Value Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2010) and the account values at the end of the current fiscal year (October 31, 2020) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables above, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM QMA Mid-Cap Value Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	0.75% (0.50% currently)	None	0.25%	None	None
Shareholder service fee	None	None	None	None	0.10%*	0.10%*	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Russell Midcap Value Index—The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks included in the Index are also members of the Russell 1000 Value Index.

S&P MidCap 400 Index—The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market capitalization, liquidity, and industry group representation. It gives a broad look at how US mid-cap stock prices have performed.

Russell Midcap Index—The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 10/31/20

Ten Largest Holdings	Line of Business	% of Net Assets
Ford Motor Co.	Automobiles	1.3%
Corteva, Inc.	Chemicals	1.2%
Kroger Co. (The)	Food & Staples Retailing	1.2%
PPL Corp.	Electric Utilities	1.1%
Edison International	Electric Utilities	1.1%
State Street Corp.	Capital Markets	1.1%
International Paper Co.	Containers & Packaging	1.0%
Fifth Third Bancorp	Banks	1.0%
ViacomCBS, Inc. (Class B Stock)	Media	1.0%
Lennar Corp. (Class A Stock)	Household Durables	1.0%

Holdings reflect only long-term investments and are subject to change.

PGIM QMA Mid-Cap Value Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM QMA Mid-Cap Value Fund’s Class Z shares returned -19.75% in the 12-month reporting period that ended October 31, 2020, underperforming the -6.94% return of the Russell Midcap Value Index (the Index).

What were the market conditions?

•

During the first four months of the reporting period, US equities reached all-time highs despite ongoing trade disputes and signs of slowing global economic growth. After peaking on February 21, 2020, however, the US equity markets suffered their worst weekly drop in a decade during the last week of February over concerns surrounding the global spread of COVID-19. Amid increasing fears that the coronavirus pandemic could tip the world economy into recession, investors continued to sell risky assets in March and pushed the US stock market for the first quarter of 2020 to its worst quarterly performance since the global financial crisis (GFC) in 2008-09.

•

US stocks rallied in the second quarter and most of the third quarter of 2020, fueled by massive monetary and fiscal stimulus measures from the Federal Reserve and Congress, reports about potential COVID-19 vaccines and treatments, improving employment and retail sales data, and states reopening their economies. Near the end of the period, however, investors’ optimism cooled on concerns of a spike in COVID-19 cases, disagreement in Congress over another stimulus bill, a likely contested US presidential election, and lofty valuations of technology and internet giants that had led the market’s gains.

•

US mid-cap equities outperformed small-cap equities but lagged large-cap equities during the reporting period. Small-cap stocks (as measured by the Russell 2000 Index) fell 0.14%, while mid-cap stocks (as measured by the Russell Midcap Index) gained 4.12%. Large-cap stocks (as measured by the Russell 1000 Index) rose 10.87%.

•

Value stocks significantly underperformed growth stocks within each of the market capitalization indices. Value lagged the most in the large-cap space, where the Russell 1000 Growth Index rose 29.22%, outperforming the -7.57% return of the Russell 1000 Value Index by nearly 3,700 basis points. (One basis point is 0.01%.) In the mid-cap space, the Russell Midcap Growth Index gained 21.14%, outperforming the Index’s -6.94% by more than 2,800 basis points.

What worked?

•

QMA employs a quantitatively driven, bottom-up investment process. The Fund invests in a diversified portfolio of mid-cap company stocks that QMA believes are attractively priced when evaluated using quantitative measures such as earnings yield, cash flow yield, and book yield.

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•	During the reporting period, the Fund outperformed the Index in only one sector—materials—benefiting from favorable positions among chemicals and containers & packaging companies.

What didn’t work?

•	During the period, QMA’s emphasis on deep-value stocks hurt the Fund, as the trend of cheaper stocks underperforming their more expensive counterparts persisted.

•	The period was one of the most challenging for the Fund as growth significantly underperformed value, and within the value index, cheaper stocks underperformed their more expensive counterparts.

•	At the sector level, the Fund’s most significant losses relative to the Index came from financials, information technology, and industrials.

•

In financials, underperformance was driven by the Fund’s overweight positions relative to the Index in inexpensive banks and mortgage real estate investment trusts (REITs), which were hit particularly hard by the negative impact of COVID-19 on their expected growth.

•

In information technology, underweight positions relative to the Index in expensive semiconductor stocks and poor selection among technology hardware storage & peripherals companies drove the Fund’s underperformance.

•	In industrials, overweight holdings relative to the Index in inexpensive airlines and underweight positions in the building products industry also detracted.

•

Poor stock selection in communication services, overweights in inexpensive hotel & resort REITs, and an underweight exposure to expensive healthcare stocks relative to the Index also detracted from the Fund’s performance.

Did the Fund use derivatives?

The Fund did not hold any derivatives during the reporting period.

Current outlook

•

The 2018-2019 trend of cheaper stocks underperforming their more expensive counterparts within the Index accelerated in the first 10 months of 2020. This was a major headwind for the Fund, which emphasizes deep-value stocks characterized by high earnings yields and book yields.

•

Despite value’s significant underperformance, QMA continues to regard value investing as a means to achieving superior long-term returns. This view is grounded in the fundamentals of economics, finance, and investor behavior and is supported by

PGIM QMA Mid-Cap Value Fund	9

Strategy and Performance Overview (continued)

empirical efficacy over many decades. In fact, QMA believes there is now a historic opportunity for a recovery in deep-value stocks. Since 1987, the spread in valuations between the cheapest and most expensive stocks in the US equity market has been wider than it was at the end of the reporting period only during the time surrounding the GFC in 2008-09 and the tech bubble of the late 1990s. Experience shows that when the spread in valuations reverts toward its narrower norm, the payoff to deep-value stocks can be dramatic.

•

Compared to the Index, the Fund at the end of the period was at its cheapest level based on earnings yield than it has been since the GFC. Based on book yield, the Fund at the end of the period was at its cheapest level since its inception 13 years ago. While valuations for the overall US equity market appeared stretched, QMA believes the deeply discounted stocks held by the Fund, coupled with even moderate earnings growth, offer the prospect of strong relative returns. QMA maintains its commitment to these attractively valued names as it seeks to capture the value premium.

•

Exogenous events such as this pandemic create significant departures from fundamental valuations. These periods of heightened risk are historically followed by an eventual return to more fundamental drivers of returns. While the time frame for this is uncertain, QMA fully expects the same outcome. QMA regards the combination of fundamental insights from its models, along with prudent risk controls, as the most effective approach to navigating the current market environment.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2020. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM QMA Mid-Cap Value Fund	11

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM QMA Mid-Cap Value Fund		Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,131.40	1.13%	$6.05
	Hypothetical	$1,000.00	$1,019.46	1.13%	$5.74
Class C	Actual	$1,000.00	$1,126.90	1.95%	$10.43
	Hypothetical	$1,000.00	$1,015.33	1.95%	$9.88
Class R	Actual	$1,000.00	$1,130.20	1.45%	$7.76
	Hypothetical	$1,000.00	$1,017.85	1.45%	$7.35
Class Z	Actual	$1,000.00	$1,133.90	0.70%	$3.75
	Hypothetical	$1,000.00	$1,021.62	0.70%	$3.56
Class R2	Actual	$1,000.00	$1,130.30	1.23%	$6.59
	Hypothetical	$1,000.00	$1,018.95	1.23%	$6.24
Class R4	Actual	$1,000.00	$1,131.80	0.98%	$5.25
	Hypothetical	$1,000.00	$1,020.21	0.98%	$4.98
Class R6	Actual	$1,000.00	$1,133.40	0.73%	$3.91
	Hypothetical	$1,000.00	$1,021.47	0.73%	$3.71

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2020, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of October 31, 2020

Description	Shares	Value

LONG-TERM INVESTMENTS 99.9%

COMMON STOCKS 99.3%

Aerospace & Defense 0.3%
Textron, Inc.	17,700	$633,660

Airlines 1.8%
Copa Holdings SA (Panama) (Class A Stock)	17,400	857,472
JetBlue Airways Corp.*(a)	120,945	1,447,712
Southwest Airlines Co.	12,400	490,172
United Airlines Holdings, Inc.*	17,700	599,322

		3,394,678

Auto Components 0.6%
BorgWarner, Inc.	30,600	1,070,388

Automobiles 1.3%
Ford Motor Co.	315,800	2,441,134

Banks 8.7%
Associated Banc-Corp.	5,600	76,664
Bank OZK	5,900	146,202
BOK Financial Corp.	3,500	205,590
Citizens Financial Group, Inc.	65,200	1,776,700
Comerica, Inc.	35,500	1,615,605
Fifth Third Bancorp	84,833	1,969,822
First Hawaiian, Inc.	2,400	41,424
First Horizon National Corp.	24,300	252,963
FNB Corp.	24,200	182,952
Huntington Bancshares, Inc.	167,500	1,748,700
KeyCorp(a)	141,800	1,840,564
M&T Bank Corp.	18,000	1,864,440
PacWest Bancorp	4,500	86,580
People’s United Financial, Inc.(a)	93,300	995,511
Pinnacle Financial Partners, Inc.	2,800	128,212
Popular, Inc. (Puerto Rico)	5,600	236,320
Prosperity Bancshares, Inc.	4,200	231,462
Regions Financial Corp.(a)	138,500	1,842,050
Sterling Bancorp	8,200	109,716
Synovus Financial Corp.	4,500	117,000
TCF Financial Corp.	6,500	176,865
Wintrust Financial Corp.	2,400	118,152
Zions Bancorp NA	26,700	861,609

		16,625,103

See Notes to Financial Statements.

PGIM QMA Mid-Cap Value Fund	13

Schedule of Investments (continued)

as of October 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Beverages 0.8%
Molson Coors Beverage Co. (Class B Stock)	45,800	$1,614,908

Biotechnology 0.4%
Alexion Pharmaceuticals, Inc.*	5,900	679,326

Building Products 0.6%
Johnson Controls International PLC	9,000	379,890
Owens Corning	12,800	838,016

		1,217,906

Capital Markets 2.3%
Ameriprise Financial, Inc.	1,800	289,494
Franklin Resources, Inc.(a)	28,500	534,375
Invesco Ltd.	110,000	1,442,100
State Street Corp.	34,700	2,043,830

		4,309,799

Chemicals 4.5%
CF Industries Holdings, Inc.	1,000	27,610
Corteva, Inc.	69,800	2,302,004
Eastman Chemical Co.	21,300	1,721,892
LyondellBasell Industries NV (Class A Stock)(a)	14,800	1,013,060
Mosaic Co. (The)	86,800	1,605,800
Olin Corp.	23,700	392,235
Westlake Chemical Corp.(a)	20,900	1,413,258

		8,475,859

Commercial Services & Supplies 0.4%
ADT, Inc.	128,477	846,663

Consumer Finance 1.7%
Ally Financial, Inc.	62,259	1,661,070
Synchrony Financial	63,400	1,586,268

		3,247,338

Containers & Packaging 2.4%
International Paper Co.	45,100	1,973,125
Packaging Corp. of America	7,800	893,022
Westrock Co.	43,800	1,644,690

		4,510,837

See Notes to Financial Statements.

14

Description	Shares	Value

COMMON STOCKS (Continued)

Distributors 0.2%
LKQ Corp.*	9,100	$291,109

Diversified Consumer Services 0.5%
Graham Holdings Co. (Class B Stock)	2,400	912,816

Diversified Financial Services 2.1%
Equitable Holdings, Inc.	85,300	1,833,097
Jefferies Financial Group, Inc.	50,300	981,353
Voya Financial, Inc.	23,102	1,107,279

		3,921,729

Diversified Telecommunication Services 0.8%
CenturyLink, Inc.(a)	175,500	1,512,810

Electric Utilities 5.8%
Avangrid, Inc.	28,100	1,386,454
Edison International	36,800	2,062,272
Entergy Corp.	2,000	202,440
Evergy, Inc.	19,500	1,076,400
Eversource Energy	12,600	1,099,602
FirstEnergy Corp.	27,300	811,356
Pinnacle West Capital Corp.	9,100	742,287
PPL Corp.(a)	76,200	2,095,500
Xcel Energy, Inc.	23,000	1,610,690

		11,087,001

Electronic Equipment, Instruments & Components 2.0%
Arrow Electronics, Inc.*	19,700	1,534,433
Avnet, Inc.	52,700	1,300,109
Corning, Inc.	30,900	987,873

		3,822,415

Energy Equipment & Services 1.0%
Baker Hughes Co.(a)	74,200	1,095,934
Halliburton Co.	67,700	816,462
Helmerich & Payne, Inc.	3,000	44,610

		1,957,006

Equity Real Estate Investment Trusts (REITs) 10.1%
Apple Hospitality REIT, Inc.	139,500	1,381,050
AvalonBay Communities, Inc.	2,900	403,477

See Notes to Financial Statements.

PGIM QMA Mid-Cap Value Fund	15

Schedule of Investments (continued)

as of October 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)
Brandywine Realty Trust	8,300	$72,708
Cousins Properties, Inc.	2,400	61,152
Empire State Realty Trust, Inc. (Class A Stock)	49,200	264,696
EPR Properties	52,200	1,244,448
Equity Residential	8,200	385,236
Essex Property Trust, Inc.	1,200	245,508
Host Hotels & Resorts, Inc.	148,800	1,559,424
Kimco Realty Corp.	75,761	777,308
Medical Properties Trust, Inc.	47,869	853,026
Paramount Group, Inc.	126,900	733,482
Park Hotels & Resorts, Inc.	140,500	1,395,165
Realty Income Corp.	3,500	202,510
Regency Centers Corp.	10,900	387,931
SL Green Realty Corp.	31,200	1,335,672
Ventas, Inc.	42,800	1,689,316
VEREIT, Inc.	247,507	1,534,543
VICI Properties, Inc.(a)	78,100	1,792,395
Vornado Realty Trust(a)	35,200	1,081,696
Welltower, Inc.	31,800	1,709,886
WP Carey, Inc.	1,400	87,654

		19,198,283

Food & Staples Retailing 1.2%
Kroger Co. (The)	70,700	2,277,247

Food Products 2.6%
Archer-Daniels-Midland Co.	17,400	804,576
Conagra Brands, Inc.	24,100	845,669
J.M. Smucker Co. (The)	12,900	1,447,380
Tyson Foods, Inc. (Class A Stock)	31,700	1,814,191

		4,911,816

Health Care Equipment & Supplies 0.5%
Zimmer Biomet Holdings, Inc.	7,800	1,030,380

Health Care Providers & Services 1.3%
Acadia Healthcare Co., Inc.*	30,700	1,094,455
Laboratory Corp. of America Holdings*	2,300	459,471
Universal Health Services, Inc. (Class B Stock)	8,700	953,085

		2,507,011

See Notes to Financial Statements.

16

Description	Shares	Value

COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure 1.1%
Carnival Corp.(a)	60,200	$825,342
MGM Resorts International(a)	63,200	1,300,024

		2,125,366

Household Durables 5.3%
D.R. Horton, Inc.	15,300	1,022,193
Lennar Corp. (Class A Stock)	27,163	1,907,658
Mohawk Industries, Inc.*	15,639	1,613,788
Newell Brands, Inc.	92,151	1,627,387
PulteGroup, Inc.	37,847	1,542,644
Toll Brothers, Inc.	32,833	1,388,179
Whirlpool Corp.(a)	5,000	924,800

		10,026,649

Independent Power & Renewable Electricity Producers 0.8%
Vistra Corp.	88,100	1,530,297

Insurance 7.2%
American Financial Group, Inc.	13,800	1,034,172
Arch Capital Group Ltd.*	42,000	1,268,820
Athene Holding Ltd. (Class A Stock)*	8,200	263,056
CNA Financial Corp.	21,800	649,422
Everest Re Group Ltd.	6,300	1,241,604
Globe Life, Inc.	1,600	129,744
Hartford Financial Services Group, Inc. (The)	48,300	1,860,516
Lincoln National Corp.	39,100	1,372,410
Loews Corp.(a)	47,800	1,657,704
Old Republic International Corp.	20,600	335,368
Principal Financial Group, Inc.(a)	43,900	1,721,758
Reinsurance Group of America, Inc.	15,800	1,596,116
Unum Group	36,000	635,760

		13,766,450

Internet & Direct Marketing Retail 0.2%
Qurate Retail, Inc. (Class A Stock)	61,000	412,970

IT Services 0.8%
DXC Technology Co.	78,500	1,445,970

Machinery 2.4%
Gates Industrial Corp. PLC*	23,803	264,213

See Notes to Financial Statements.

PGIM QMA Mid-Cap Value Fund	17

Schedule of Investments (continued)

as of October 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Machinery (cont’d.)
PACCAR, Inc.	22,100	$1,886,898
Stanley Black & Decker, Inc.	7,300	1,213,260
Westinghouse Air Brake Technologies Corp.	20,000	1,186,000

		4,550,371

Marine 0.7%
Kirby Corp.*	34,300	1,320,207

Media 5.5%
Discovery, Inc. (Class A Stock)*(a)	37,300	754,952
Discovery, Inc. (Class C Stock)*	47,400	868,368
DISH Network Corp. (Class A Stock)*	54,200	1,381,558
Fox Corp. (Class A Stock)(a)	37,900	1,005,108
Fox Corp. (Class B Stock)(a)	30,800	805,112
Interpublic Group of Cos., Inc. (The)	36,300	656,667
Liberty Media Corp.-Liberty SiriusXM (Class A Stock)*	22,200	767,454
Liberty Media Corp.-Liberty SiriusXM (Class C Stock)*	25,200	871,920
News Corp. (Class A Stock)	109,500	1,437,735
ViacomCBS, Inc. (Class B Stock)(a)	67,600	1,931,332

		10,480,206

Metals & Mining 2.6%
Nucor Corp.	39,500	1,886,520
Reliance Steel & Aluminum Co.	14,790	1,611,962
Steel Dynamics, Inc.	48,900	1,539,372

		5,037,854

Mortgage Real Estate Investment Trusts (REITs) 2.4%
AGNC Investment Corp.	116,000	1,620,520
Annaly Capital Management, Inc.	241,424	1,711,696
New Residential Investment Corp.	168,300	1,262,250

		4,594,466

Multiline Retail 0.7%
Kohl’s Corp.(a)	65,500	1,394,495

Multi-Utilities 2.0%
Ameren Corp.	1,400	113,568
CenterPoint Energy, Inc.(a)	30,400	642,352
Consolidated Edison, Inc.(a)	18,933	1,486,051
DTE Energy Co.	500	61,710

See Notes to Financial Statements.

18

Description	Shares	Value

COMMON STOCKS (Continued)

Multi-Utilities (cont’d.)
Public Service Enterprise Group, Inc.	17,900	$1,040,885
WEC Energy Group, Inc.	4,600	462,530

		3,807,096

Oil, Gas & Consumable Fuels 4.2%
Concho Resources, Inc.	22,000	913,220
Continental Resources, Inc.(a)	47,100	566,613
Devon Energy Corp.	28,400	253,612
Diamondback Energy, Inc.(a)	28,700	745,052
HollyFrontier Corp.	39,400	729,294
Marathon Oil Corp.(a)	157,300	622,908
Marathon Petroleum Corp.	48,100	1,418,950
Occidental Petroleum Corp.(a)	97,100	886,523
Parsley Energy, Inc. (Class A Stock)(a)	64,300	643,643
Pioneer Natural Resources Co.	14,000	1,113,840
WPX Energy, Inc.*	16,300	75,143

		7,968,798

Personal Products 0.3%
Coty, Inc. (Class A Stock)(a)	167,300	485,170

Pharmaceuticals 1.2%
Mylan NV*	109,989	1,599,240
Perrigo Co. PLC	15,400	675,598

		2,274,838

Real Estate Management & Development 0.9%
CBRE Group, Inc. (Class A Stock)*	3,500	176,400
Jones Lang LaSalle, Inc.	14,300	1,613,898

		1,790,298

Road & Rail 0.9%
Knight-Swift Transportation Holdings, Inc.	36,400	1,382,836
Ryder System, Inc.	6,741	332,062

		1,714,898

Technology Hardware, Storage & Peripherals 2.1%
Hewlett Packard Enterprise Co.(a)	194,500	1,680,480

See Notes to Financial Statements.

PGIM QMA Mid-Cap Value Fund	19

Schedule of Investments (continued)

as of October 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Technology Hardware, Storage & Peripherals (cont’d.)
Western Digital Corp.	24,600	$928,158
Xerox Holdings Corp.	76,800	1,334,784

		3,943,422

Textiles, Apparel & Luxury Goods 1.0%
Capri Holdings Ltd.*	22,400	475,328
PVH Corp.(a)	24,400	1,422,276

		1,897,604

Thrifts & Mortgage Finance 0.1%
MGIC Investment Corp.	14,100	141,846
New York Community Bancorp, Inc.	4,300	35,733

		177,579

Trading Companies & Distributors 1.6%
Air Lease Corp.(a)	49,300	1,342,932
United Rentals, Inc.*(a)	10,000	1,782,900

		3,125,832

Transportation Infrastructure 0.1%
Macquarie Infrastructure Corp.	5,100	131,580

Wireless Telecommunication Services 1.3%
Telephone & Data Systems, Inc.	69,600	1,183,200
United States Cellular Corp.*	41,400	1,205,568

		2,388,768

TOTAL COMMON STOCKS (cost $212,571,009)		188,888,406

EXCHANGE-TRADED FUND 0.6%
iShares Russell Mid-Cap Value ETF (cost $1,192,013)	14,200	1,158,720

TOTAL LONG-TERM INVESTMENTS (cost $213,763,022)		190,047,126

SHORT-TERM INVESTMENTS 18.7%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	374,015	374,015

See Notes to Financial Statements.

20

Description	Shares	Value

AFFILIATED MUTUAL FUNDS (Continued)
PGIM Institutional Money Market Fund (cost $35,135,270; includes $35,126,258 of cash collateral for securities on loan)(b)(w)	35,177,907	$35,167,354

TOTAL SHORT-TERM INVESTMENTS (cost $35,509,285)		35,541,369

TOTAL INVESTMENTS 118.6% (cost $249,272,307)		225,588,495
Liabilities in excess of other assets (18.6)%		(35,450,158)

NET ASSETS 100.0%		$190,138,337

Below is a list of the abbreviation(s) used in the annual report:

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $34,412,715; cash collateral of $35,126,258 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$633,660	$—	$—
Airlines	3,394,678	—	—

See Notes to Financial Statements.

PGIM QMA Mid-Cap Value Fund	21

Schedule of Investments (continued)

as of October 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Auto Components	$1,070,388	$—	$—
Automobiles	2,441,134	—	—
Banks	16,625,103	—	—
Beverages	1,614,908	—	—
Biotechnology	679,326	—	—
Building Products	1,217,906	—	—
Capital Markets	4,309,799	—	—
Chemicals	8,475,859	—	—
Commercial Services & Supplies	846,663	—	—
Consumer Finance	3,247,338	—	—
Containers & Packaging	4,510,837	—	—
Distributors	291,109	—	—
Diversified Consumer Services	912,816	—	—
Diversified Financial Services	3,921,729	—	—
Diversified Telecommunication Services	1,512,810	—	—
Electric Utilities	11,087,001	—	—
Electronic Equipment, Instruments & Components	3,822,415	—	—
Energy Equipment & Services	1,957,006	—	—
Equity Real Estate Investment Trusts (REITs)	19,198,283	—	—
Food & Staples Retailing	2,277,247	—	—
Food Products	4,911,816	—	—
Health Care Equipment & Supplies	1,030,380	—	—
Health Care Providers & Services	2,507,011	—	—
Hotels, Restaurants & Leisure	2,125,366	—	—
Household Durables	10,026,649	—	—
Independent Power & Renewable Electricity Producers	1,530,297	—	—
Insurance	13,766,450	—	—
Internet & Direct Marketing Retail	412,970	—	—
IT Services	1,445,970	—	—
Machinery	4,550,371	—	—
Marine	1,320,207	—	—
Media	10,480,206	—	—
Metals & Mining	5,037,854	—	—
Mortgage Real Estate Investment Trusts (REITs)	4,594,466	—	—
Multiline Retail	1,394,495	—	—
Multi-Utilities	3,807,096	—	—
Oil, Gas & Consumable Fuels	7,968,798	—	—
Personal Products	485,170	—	—
Pharmaceuticals	2,274,838	—	—
Real Estate Management & Development	1,790,298	—	—
Road & Rail	1,714,898	—	—
Technology Hardware, Storage & Peripherals	3,943,422	—	—
Textiles, Apparel & Luxury Goods	1,897,604	—	—
Thrifts & Mortgage Finance	177,579	—	—
Trading Companies & Distributors	3,125,832	—	—
Transportation Infrastructure	131,580	—	—

See Notes to Financial Statements.

22

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Wireless Telecommunication Services	$2,388,768	$—	$—
Exchange-Traded Fund	1,158,720	—	—
Affiliated Mutual Funds	35,541,369	—	—

Total	$225,588,495	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2020 were as follows (unaudited):

Affiliated Mutual Funds (18.5% represents investments purchased with collateral from securities on loan)	18.7%
Equity Real Estate Investment Trusts (REITs)	10.1
Banks	8.7
Insurance	7.2
Electric Utilities	5.8
Media	5.5
Household Durables	5.3
Chemicals	4.5
Oil, Gas & Consumable Fuels	4.2
Metals & Mining	2.6
Food Products	2.6
Mortgage Real Estate Investment Trusts (REITs)	2.4
Machinery	2.4
Containers & Packaging	2.4
Capital Markets	2.3
Technology Hardware, Storage & Peripherals	2.1
Diversified Financial Services	2.1
Electronic Equipment, Instruments & Components	2.0
Multi-Utilities	2.0
Airlines	1.8
Consumer Finance	1.7
Trading Companies & Distributors	1.6
Health Care Providers & Services	1.3
Automobiles	1.3
Wireless Telecommunication Services	1.3
Food & Staples Retailing	1.2
Pharmaceuticals	1.2
Hotels, Restaurants & Leisure	1.1

Energy Equipment & Services	1.0%
Textiles, Apparel & Luxury Goods	1.0
Real Estate Management & Development	0.9
Road & Rail	0.9
Beverages	0.8
Independent Power & Renewable Electricity Producers	0.8
Diversified Telecommunication Services	0.8
IT Services	0.8
Multiline Retail	0.7
Marine	0.7
Building Products	0.6
Exchange-Traded Fund	0.6
Auto Components	0.6
Health Care Equipment & Supplies	0.5
Diversified Consumer Services	0.5
Commercial Services & Supplies	0.4
Biotechnology	0.4
Aerospace & Defense	0.3
Personal Products	0.3
Internet & Direct Marketing Retail	0.2
Distributors	0.2
Thrifts & Mortgage Finance	0.1
Transportation Infrastructure	0.1

118.6
Liabilities in excess of other assets	(18.6)

100.0%

See Notes to Financial Statements.

PGIM QMA Mid-Cap Value Fund	23

Schedule of Investments (continued)

as of October 31, 2020

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$34,412,715	$(34,412,715)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

24

Statement of Assets and Liabilities

as of October 31, 2020

Assets
Investments at value, including securities on loan of $34,412,715:
Unaffiliated investments (cost $213,763,022)	$190,047,126
Affiliated investments (cost $35,509,285)	35,541,369
Cash	607
Receivable for Fund shares sold	329,657
Receivable for investments sold	165,700
Dividends receivable	156,865
Prepaid expenses and other assets	47,004

Total Assets	226,288,328

Liabilities
Payable to broker for collateral for securities on loan	35,126,258
Payable for Fund shares reacquired	684,745
Accrued expenses and other liabilities	159,498
Management fee payable	131,388
Distribution fee payable	28,052
Affiliated transfer agent fee payable	18,947
Directors’ fees payable	1,103

Total Liabilities	36,149,991

Net Assets	$190,138,337

Net assets were comprised of:
Common stock, at par	$13,652
Paid-in capital in excess of par	313,832,538
Total distributable earnings (loss)	(123,707,853)

Net assets, October 31, 2020	$190,138,337

See Notes to Financial Statements.

PGIM QMA Mid-Cap Value Fund	25

Statement of Assets and Liabilities

as of October 31, 2020

Class A
Net asset value and redemption price per share, ($96,606,691 ÷ 6,924,881 shares of common stock issued and outstanding)	$13.95
Maximum sales charge (5.50% of offering price)	0.81

Maximum offering price to public	$14.76

Class C
Net asset value, offering price and redemption price per share,
($6,822,554 ÷ 586,593 shares of common stock issued and outstanding)	$11.63

Class R
Net asset value, offering price and redemption price per share,
($298,166 ÷ 21,210 shares of common stock issued and outstanding)	$14.06

Class Z
Net asset value, offering price and redemption price per share,
($44,468,931 ÷ 3,144,982 shares of common stock issued and outstanding)	$14.14

Class R2
Net asset value, offering price and redemption price per share,
($32,687 ÷ 2,326 shares of common stock issued and outstanding)	$14.05

Class R4
Net asset value, offering price and redemption price per share,
($2,760,767 ÷ 196,050 shares of common stock issued and outstanding)	$14.08

Class R6
Net asset value, offering price and redemption price per share,
($39,148,541 ÷ 2,775,563 shares of common stock issued and outstanding)	$14.10

See Notes to Financial Statements.

26

Statement of Operations

Year Ended October 31, 2020

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $1,521 foreign withholding tax)	$9,064,025
Income from securities lending, net (including affiliated income of $127,557)	229,142
Affiliated dividend income	4,808

Total income	9,297,975

Expenses
Management fee	2,145,425
Distribution fee(a)	493,478
Shareholder servicing fees(a)	2,895
Transfer agent’s fees and expenses (including affiliated expense of $146,029)(a)	461,183
Registration fees(a)	107,763
Custodian and accounting fees	104,449
Shareholders’ reports	35,584
Audit fee	24,248
Legal fees and expenses	22,641
Directors’ fees	15,856
Miscellaneous	79,526

Total expenses	3,493,048
Less: Fee waiver and/or expense reimbursement(a)	(486,668)
Distribution fee waiver(a)	(63,516)

Net expenses	2,942,864

Net investment income (loss)	6,355,111

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on investment transactions (including affiliated of $(31,108))	(78,266,473)
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $26,030)	503,568

Net gain (loss) on investment transactions	(77,762,905)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(71,407,794)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Distribution fee	375,312	9,409	105,773	2,893	—	91	—	—
Shareholder servicing fees	—	—	—	—	—	36	2,859	—
Transfer agent’s fees and expenses	317,015	6,220	24,173	739	102,448	191	4,997	5,400
Registration fees	13,964	7,697	14,461	10,294	15,805	14,811	14,811	15,920
Fee waiver and/or expense reimbursement	(256,086)	(12,624)	(24,686)	(10,541)	(72,405)	(14,980)	(18,152)	(77,194)
Distribution fee waiver	(62,552)	—	—	(964)	—	—	—	—

See Notes to Financial Statements.

PGIM QMA Mid-Cap Value Fund	27

Statements of Changes in Net Assets

	Year Ended October 31,

	2020	2019

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,355,111	$12,870,161
Net realized gain (loss) on investment transactions	(78,266,473)	(18,291,610)
Net change in unrealized appreciation (depreciation) on investments	503,568	(4,367,016)

Net increase (decrease) in net assets resulting from operations	(71,407,794)	(9,788,465)

Dividends and Distributions
Distributions from distributable earnings
Class A	(3,911,907)	(20,556,703)
Class B	(35,542)	(357,374)
Class C	(318,052)	(4,461,338)
Class R	(9,386)	(75,387)
Class Z	(3,520,328)	(32,423,748)
Class R2	(1,059)	(4,643)
Class R4	(81,197)	(883)
Class R6	(3,618,113)	(20,361,882)

	(11,495,584)	(78,241,958)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	57,168,977	125,600,608
Net asset value of shares issued in reinvestment of dividends and distributions	11,036,475	74,409,134
Cost of shares reacquired	(316,150,389)	(401,185,764)

Net increase (decrease) in net assets from Fund share transactions	(247,944,937)	(201,176,022)

Total increase (decrease)	(330,848,315)	(289,206,445)

Net Assets:
Beginning of year	520,986,652	810,193,097

End of year	$190,138,337	$520,986,652

See Notes to Financial Statements.

28

Notes to Financial Statements

1. Organization

Prudential Investment Portfolios, Inc. 10 (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company consists of two series: PGIM Jennison Global Equity Income Fund (formerly known as PGIM Jennison Equity Income Fund) and PGIM QMA Mid-Cap Value Fund, each of which are diversified funds for purposes of the 1940 Act. These financial statements relate only to the PGIM QMA Mid-Cap Value Fund (the “Fund”).

The investment objective of the Fund is to seek capital growth.

2. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

PGIM QMA Mid-Cap Value Fund	29

Notes to Financial Statements (continued)

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Master Netting Arrangements: The Company, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against

30

amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based upon the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Fund invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the

PGIM QMA Mid-Cap Value Fund	31

Notes to Financial Statements (continued)

ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The Company, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal,

32

marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with QMA LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. The Manager pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.73% of the Fund’s average daily net assets up to $1 billion, 0.71% of the next $2 billion, 0.69% of the next $2 billion, and 0.67% of the average daily net assets in excess of $5 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.73% for the year ended October 31, 2020.

The Manager has contractually agreed, through February 28, 2022, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.13% of average daily net assets for Class A shares, 1.95% of average daily net assets for Class C shares, 1.45% of average daily net assets for Class R shares, 0.95% of average daily net assets for Class Z shares, 1.23% of average daily net assets for Class R2 shares, 0.98% of average daily net assets for Class R4 shares and 0.73% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses an any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily

PGIM QMA Mid-Cap Value Fund	33

Notes to Financial Statements (continued)

and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z, Class R4 and Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1%, 0.75% and 0.25% of the average daily net assets of the Class A, Class C, Class R and Class R2 shares, respectively. PIMS has contractually agreed through February 28, 2022 to limit such fees to 0.25% and 0.50% of the average daily net assets of the Class A and Class R shares, respectively.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to pay to Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers, as compensation for services rendered to the shareholders of such Class R2 or Class R4 shares, a shareholder service fee at an annual rate of up to 0.10% of the average daily net assets attributable to Class R2 and Class R4 shares. The shareholder service fee is accrued daily and paid monthly, as applicable.

For the year ended October 31, 2020, PIMS received $41,141 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2020, PIMS received $201 and $909 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS, PMFS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4. Other Transactions with Affiliates

PMFS serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from

34

such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Company’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended October 31, 2020, no 17a-7 transactions were entered into by the Fund.

5. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2020, were $163,305,487 and $414,804,790, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended October 31, 2020, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Core Ultra Short Bond Fund*
$350,609	$49,712,733	$49,689,327	$—	$—	$374,015	374,015	$4,808

PGIM Institutional Money Market Fund*
29,504,153	359,156,483	353,488,204	26,030	(31,108)	35,167,354	35,177,907	127,557	**

$29,854,762	$408,869,216	$403,177,531	$26,030	$(31,108)	$35,541,369		$132,365

*	The Fund did not have any capital gain distributions during the reporting period.

**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

6. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended October 31, 2020, the tax character of dividends paid by the Fund was $11,495,584 of ordinary income. For the year ended October 31, 2019, the tax character of

PGIM QMA Mid-Cap Value Fund	35

Notes to Financial Statements (continued)

dividends paid by the Fund were $37,400,078 of ordinary income and $40,841,880 of long-term capital gains.

As of October 31, 2020, the accumulated undistributed earnings on a tax basis was $3,039,905 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$252,669,355	$16,502,048	$(43,582,908)	$(27,080,860)

The book basis differs from tax basis primarily due to deferred losses on wash sales and other cost basis adjustments.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2020 of approximately $99,667,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2020 are subject to such review.

7. Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class R, Class Z, Class R2, Class R4 and Class R6 shares are not

36

subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The Company is authorized to issue 5.5 billion shares of capital stock, $0.001 par value per share, 800 million of which are designated as shares of the Fund. The shares are further classified and designated as follows:

Class A	100,000,000
Class B	5,000,000
Class C	30,000,000
Class R	75,000,000
Class Z	190,000,000
Class T	75,000,000
Class R2	75,000,000
Class R4	75,000,000
Class R6	175,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

As of October 31, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	623	0.1%
Class Z	438	0.1%
Class R2	503	21.6%
Class R4	506	0.3%
Class R6	399,629	14.4%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	2	24.9%

PGIM QMA Mid-Cap Value Fund	37

Notes to Financial Statements (continued)

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2020:
Shares sold	722,332	$10,036,196
Shares issued in reinvestment of dividends and distributions	190,649	3,549,882
Shares reacquired	(3,796,722)	(54,030,970)

Net increase (decrease) in shares outstanding before conversion	(2,883,741)	(40,444,892)
Shares issued upon conversion from other share class(es)	170,043	2,295,856
Shares reacquired upon conversion into other share class(es)	(75,875)	(1,148,385)

Net increase (decrease) in shares outstanding	(2,789,573)	$(39,297,421)

Year ended October 31, 2019:
Shares sold	1,248,495	$21,985,766
Shares issued in reinvestment of dividends and distributions	1,114,756	18,282,001
Shares reacquired	(4,357,566)	(77,969,405)

Net increase (decrease) in shares outstanding before conversion	(1,994,315)	(37,701,638)
Shares issued upon conversion from other share class(es)	977,310	17,996,851
Shares reacquired upon conversion into other share class(es)	(149,326)	(2,680,782)

Net increase (decrease) in shares outstanding	(1,166,331)	$(22,385,569)

Class B
Period ended June 26, 2020*:
Shares sold	1,154	$12,185
Shares issued in reinvestment of dividends and distributions	2,235	35,108
Shares reacquired	(21,741)	(272,476)

Net increase (decrease) in shares outstanding before conversion	(18,352)	(225,183)
Shares reacquired upon conversion into other share class(es)	(114,692)	(1,277,306)

Net increase (decrease) in shares outstanding	(133,044)	$(1,502,489)

Year ended October 31, 2019:
Shares sold	1,671	$24,444
Shares issued in reinvestment of dividends and distributions	24,751	344,290
Shares reacquired	(69,619)	(1,062,735)

Net increase (decrease) in shares outstanding before conversion	(43,197)	(694,001)
Shares reacquired upon conversion into other share class(es)	(32,166)	(495,312)

Net increase (decrease) in shares outstanding	(75,363)	$(1,189,313)

38

Class C	Shares	Amount
Year ended October 31, 2020:
Shares sold	38,398	$478,467
Shares issued in reinvestment of dividends and distributions	19,047	297,710
Shares reacquired	(455,739)	(5,784,225)

Net increase (decrease) in shares outstanding before conversion	(398,294)	(5,008,048)
Shares reacquired upon conversion into other share class(es)	(131,041)	(1,588,211)

Net increase (decrease) in shares outstanding	(529,335)	$(6,596,259)

Year ended October 31, 2019:
Shares sold	112,154	$1,610,264
Shares issued in reinvestment of dividends and distributions	308,195	4,265,421
Shares reacquired	(625,956)	(9,283,966)

Net increase (decrease) in shares outstanding before conversion	(205,607)	(3,408,281)
Shares reacquired upon conversion into other share class(es)	(1,149,348)	(17,818,807)

Net increase (decrease) in shares outstanding	(1,354,955)	$(21,227,088)

Class R
Year ended October 31, 2020:
Shares sold	8,210	$103,002
Shares issued in reinvestment of dividends and distributions	499	9,386
Shares reacquired	(14,833)	(209,684)

Net increase (decrease) in shares outstanding	(6,124)	$(97,296)

Year ended October 31, 2019:
Shares sold	6,086	$110,610
Shares issued in reinvestment of dividends and distributions	4,550	75,386
Shares reacquired	(22,601)	(407,257)

Net increase (decrease) in shares outstanding	(11,965)	$(221,261)

Class Z
Year ended October 31, 2020:
Shares sold	1,805,468	$27,062,113
Shares issued in reinvestment of dividends and distributions	184,460	3,469,699
Shares reacquired	(8,829,855)	(140,694,663)

Net increase (decrease) in shares outstanding before conversion	(6,839,927)	(110,162,851)
Shares issued upon conversion from other share class(es)	111,481	1,737,070
Shares reacquired upon conversion into other share class(es)	(22,970)	(330,815)

Net increase (decrease) in shares outstanding	(6,751,416)	$(108,756,596)

Year ended October 31, 2019:
Shares sold	3,337,982	$59,875,298
Shares issued in reinvestment of dividends and distributions	1,875,368	31,074,844
Shares reacquired	(12,192,000)	(219,626,025)

Net increase (decrease) in shares outstanding before conversion	(6,978,650)	(128,675,883)
Shares issued upon conversion from other share class(es)	184,856	3,354,956
Shares reacquired upon conversion into other share class(es)	(21,760)	(397,602)

Net increase (decrease) in shares outstanding	(6,815,554)	$(125,718,529)

PGIM QMA Mid-Cap Value Fund	39

Notes to Financial Statements (continued)

Class R2	Shares	Amount
Year ended October 31, 2020:
Shares sold	456	$6,583
Shares issued in reinvestment of dividends and distributions	56	1,059
Shares reacquired	(902)	(10,296)

Net increase (decrease) in shares outstanding	(390)	$(2,654)

Year ended October 31, 2019:
Shares sold	181	$3,175
Shares issued in reinvestment of dividends and distributions	281	4,643
Shares reacquired	(117)	(2,127)

Net increase (decrease) in shares outstanding	345	$5,691

Class R4
Year ended October 31, 2020:
Shares sold	71,876	$893,446
Shares issued in reinvestment of dividends and distributions	3,169	59,491
Shares reacquired	(65,982)	(949,742)

Net increase (decrease) in shares outstanding	9,063	$3,195

Year ended October 31, 2019:
Shares sold	221,835	$3,899,549
Shares issued in reinvestment of dividends and distributions	53	883
Shares reacquired	(35,342)	(619,334)

Net increase (decrease) in shares outstanding	186,546	$3,281,098

Class R6
Year ended October 31, 2020:
Shares sold	1,327,846	$18,576,985
Shares issued in reinvestment of dividends and distributions	192,651	3,614,140
Shares reacquired	(6,902,951)	(114,198,333)

Net increase (decrease) in shares outstanding before conversion	(5,382,454)	(92,007,208)
Shares issued upon conversion from other share class(es)	22,156	311,791

Net increase (decrease) in shares outstanding	(5,360,298)	$(91,695,417)

Year ended October 31, 2019:
Shares sold	2,130,114	$38,091,502
Shares issued in reinvestment of dividends and distributions	1,232,546	20,361,666
Shares reacquired	(5,174,555)	(92,214,915)

Net increase (decrease) in shares outstanding before conversion	(1,811,895)	(33,761,747)
Shares issued upon conversion from other share class(es)	2,231	40,696

Net increase (decrease) in shares outstanding	(1,809,664)	$(33,721,051)

*	Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

8. Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of

40

temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$ 1,200,000,000	$ 1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2020. The average daily balance for the 167 days that the Fund had loans outstanding during the period was approximately $2,287,551, borrowed at a weighted average interest rate of 2.48%. The maximum loan outstanding amount during the period was $28,986,000. At October 31, 2020, the Fund did not have an outstanding loan amount.

9. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all

PGIM QMA Mid-Cap Value Fund	41

Notes to Financial Statements (continued)

or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline.

Medium Capitalization (Mid-Cap) Company Risk: The Fund’s investments in mid-cap companies carry more risk than investments in larger capitalized companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent on one or a few key people. The market movements of these companies’ securities may be more abrupt or erratic than the market movements of securities of larger, more established

42

companies or the stock market in general. Historically, mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. Mid-cap companies generally are comparatively less liquid than larger companies, which may make such investments more difficult to sell at the time and price that the Fund would like. Also, the stocks of mid-cap companies may fall out of favor relative to those of small- or large-capitalization companies, causing the Fund to underperform other equity funds that focus on small or large-capitalization companies.

Real Estate Investment Trust (REIT) Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the Code) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs are subject to the risks of changes in the Code affecting their tax status.

Because the Fund invests in real estate securities, including REITs, the Fund is subject to the risks of investing in the real estate industry, such as changes in general and local economic conditions, the supply and demand for real estate and changes in zoning and tax laws. Since the Fund concentrates in the real estate industry, its holdings can vary significantly from broad market indexes. As a result, the Fund’s performance can deviate from the performance of such indexes. Because the Fund invests in stocks, there is the risk that the price of a particular stock owned by the Fund could go down or pay lower-than-expected or no dividends. In addition to an individual stock losing value, the value of the equity markets or of companies comprising the real estate industry could go down.

Value Style Risk: Since the Fund follows a value investment style, there is the risk that the value style may be out of favor for a period of time, that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may not be undervalued.

PGIM QMA Mid-Cap Value Fund	43

Notes to Financial Statements (continued)

10. Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. Management is currently evaluating the Rule and its impact to the Funds.

44

Financial Highlights

Class A Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$17.83	$20.17	$22.24	$19.48	$20.29
Income (loss) from investment operations:
Net investment income (loss)	0.29	0.30	0.30	0.28	0.22
Net realized and unrealized gain (loss) on investment transactions	(3.75)	(0.66)	(0.95)	3.11	0.34
Total from investment operations	(3.46)	(0.36)	(0.65)	3.39	0.56
Less Dividends and Distributions:
Dividends from net investment income	(0.42)	(0.41)	(0.32)	(0.25)	(0.21)
Distributions from net realized gains	-	(1.57)	(1.10)	(0.38)	(1.16)
Total dividends and distributions	(0.42)	(1.98)	(1.42)	(0.63)	(1.37)
Net asset value, end of year	$13.95	$17.83	$20.17	$22.24	$19.48
Total Return(b):	(20.02)%	(0.95)%	(3.54)%	17.56%	3.38%

Ratios/Supplemental Data:
Net assets, end of year (000)	$96,607	$173,162	$219,477	$268,067	$272,964
Average net assets (000)	$125,104	$192,828	$259,013	$283,669	$277,601
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.14%	1.13%	1.18%	1.21%	1.20%
Expenses before waivers and/or expense reimbursement	1.39%	1.32%	1.33%	1.34%	1.34%
Net investment income (loss)	1.96%	1.69%	1.35%	1.31%	1.16%
Portfolio turnover rate(e)	55%	58%	78%	112%	87%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Mid-Cap Value Fund	45

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.94	$17.24	$19.21	$16.93	$17.81
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.16	0.11	0.10	0.07
Net realized and unrealized gain (loss) on investment transactions	(3.16)	(0.61)	(0.79)	2.70	0.29
Total from investment operations	(3.01)	(0.45)	(0.68)	2.80	0.36
Less Dividends and Distributions:
Dividends from net investment income	(0.30)	(0.28)	(0.19)	(0.14)	(0.08)
Distributions from net realized gains	-	(1.57)	(1.10)	(0.38)	(1.16)
Total dividends and distributions	(0.30)	(1.85)	(1.29)	(0.52)	(1.24)
Net asset value, end of year	$11.63	$14.94	$17.24	$19.21	$16.93
Total Return(b):	(20.65)%	(1.76)%	(4.22)%	16.65%	2.64%

Ratios/Supplemental Data:
Net assets, end of year (000)	$6,823	$16,672	$42,595	$56,517	$55,164
Average net assets (000)	$10,577	$27,709	$52,438	$59,943	$57,300
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.96%	1.94%	1.92%	1.96%	1.95%
Expenses before waivers and/or expense reimbursement	2.19%	1.98%	1.97%	2.03%	2.04%
Net investment income (loss)	1.17%	1.08%	0.60%	0.55%	0.42%
Portfolio turnover rate(e)	55%	58%	78%	112%	87%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

46

Class R Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$17.96	$20.30	$22.38	$19.60	$20.40
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.25	0.24	0.22	0.18
Net realized and unrealized gain (loss) on investment transactions	(3.78)	(0.67)	(0.95)	3.15	0.34
Total from investment operations	(3.54)	(0.42)	(0.71)	3.37	0.52
Less Dividends and Distributions:
Dividends from net investment income	(0.36)	(0.35)	(0.27)	(0.21)	(0.16)
Distributions from net realized gains	-	(1.57)	(1.10)	(0.38)	(1.16)
Total dividends and distributions	(0.36)	(1.92)	(1.37)	(0.59)	(1.32)
Net asset value, end of year	$14.06	$17.96	$20.30	$22.38	$19.60
Total Return(b):	(20.23)%	(1.29)%	(3.76)%	17.31%	3.12%

Ratios/Supplemental Data:
Net assets, end of year (000)	$298	$491	$798	$740	$89
Average net assets (000)	$386	$657	$888	$412	$293
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.46%	1.45%	1.42%	1.44%	1.45%
Expenses before waivers and/or expense reimbursement	4.44%	3.51%	3.42%	4.01%	1.79%
Net investment income (loss)	1.58%	1.39%	1.07%	0.99%	0.99%
Portfolio turnover rate(e)	55%	58%	78%	112%	87%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Mid-Cap Value Fund	47

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$18.06	$20.40	$22.48	$19.68	$20.49
Income (loss) from investment operations:
Net investment income (loss)	0.35	0.37	0.35	0.34	0.26
Net realized and unrealized gain (loss) on investment transactions	(3.80)	(0.68)	(0.95)	3.14	0.35
Total from investment operations	(3.45)	(0.31)	(0.60)	3.48	0.61
Less Dividends and Distributions:
Dividends from net investment income	(0.47)	(0.46)	(0.38)	(0.30)	(0.26)
Distributions from net realized gains	-	(1.57)	(1.10)	(0.38)	(1.16)
Total dividends and distributions	(0.47)	(2.03)	(1.48)	(0.68)	(1.42)
Net asset value, end of year	$14.14	$18.06	$20.40	$22.48	$19.68
Total Return(b):	(19.75)%	(0.64)%	(3.30)%	17.84%	3.64%

Ratios/Supplemental Data:
Net assets, end of year (000)	$44,469	$178,692	$340,962	$429,566	$339,119
Average net assets (000)	$86,918	$262,457	$414,839	$402,691	$332,406
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.88%	0.84%	0.93%	0.95%	0.95%
Expenses before waivers and/or expense reimbursement	0.96%	0.88%	0.98%	1.02%	1.04%
Net investment income (loss)	2.29%	2.02%	1.59%	1.55%	1.40%
Portfolio turnover rate(e)	55%	58%	78%	112%	87%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

48

Class R2 Shares
	Year Ended October 31,		December 28, 2017(a) through October 31, 2018
	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$17.95	$20.29	$22.68
Income (loss) from investment operations:
Net investment income (loss)	0.29	0.29	0.06
Net realized and unrealized gain (loss) on investment transactions	(3.79)	(0.67)	(2.45)
Total from investment operations	(3.50)	(0.38)	(2.39)
Less Dividends and Distributions:
Dividends from net investment income	(0.40)	(0.39)	-
Distributions from net realized gains	-	(1.57)	-
Total dividends and distributions	(0.40)	(1.96)	-
Net asset value, end of period	$14.05	$17.95	$20.29
Total Return(c):	(20.07)%	(1.07)%	(10.54)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$33	$49	$48
Average net assets (000)	$36	$48	$15
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.24%	1.23%	1.26	%(e)
Expenses before waivers and/or expense reimbursement	42.28%	27.75%	150.41	%(e)
Net investment income (loss)	1.91%	1.61%	0.31	%(e)
Portfolio turnover rate(f)	55%	58%	78%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Mid-Cap Value Fund	49

Financial Highlights (continued)

Class R4 Shares
	Year Ended October 31,		December 28, 2017(a) through October 31, 2018
	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$17.99	$20.33	$22.68
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.34	0.21
Net realized and unrealized gain (loss) on investment transactions	(3.77)	(0.68)	(2.56)
Total from investment operations	(3.47)	(0.34)	(2.35)
Less Dividends and Distributions:
Dividends from net investment income	(0.44)	(0.43)	-
Distributions from net realized gains	-	(1.57)	-
Total dividends and distributions	(0.44)	(2.00)	-
Net asset value, end of period	$14.08	$17.99	$20.33
Total Return(c):	(19.89)%	(0.79)%	(10.36)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2,761	$3,363	$9
Average net assets (000)	$2,859	$1,861	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.99%	0.98%	1.02	%(e)
Expenses before waivers and/or expense reimbursement	1.62%	1.68%	225.30	%(e)
Net investment income (loss)	2.00%	1.93%	1.14	%(e)
Portfolio turnover rate(f)	55%	58%	78%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

50

Class R6 Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$18.01	$20.38	$22.45	$19.65	$20.47
Income (loss) from investment operations:
Net investment income (loss)	0.40	0.38	0.38	0.37	0.29
Net realized and unrealized gain (loss) on investment transactions	(3.82)	(0.69)	(0.94)	3.14	0.35
Total from investment operations	(3.42)	(0.31)	(0.56)	3.51	0.64
Less Dividends and Distributions:
Dividends from net investment income	(0.49)	(0.49)	(0.41)	(0.33)	(0.30)
Distributions from net realized gains	-	(1.57)	(1.10)	(0.38)	(1.16)
Total dividends and distributions	(0.49)	(2.06)	(1.51)	(0.71)	(1.46)
Net asset value, end of year	$14.10	$18.01	$20.38	$22.45	$19.65
Total Return(b):	(19.68)%	(0.59)%	(3.12)%	18.03%	3.79%

Ratios/Supplemental Data:
Net assets, end of year (000)	$39,149	$146,559	$202,697	$163,221	$95,960
Average net assets (000)	$67,073	$186,689	$200,226	$125,192	$82,160
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.74%	0.73%	0.78%	0.80%	0.80%
Expenses before waivers and/or expense reimbursement	0.86%	0.78%	0.83%	0.87%	0.89%
Net investment income (loss)	2.54%	2.11%	1.71%	1.70%	1.54%
Portfolio turnover rate(e)	55%	58%	78%	112%	87%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Mid-Cap Value Fund	51

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Investment Portfolios, Inc. 10 and Shareholders of PGIM QMA Mid-Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM QMA Mid-Cap Value Fund (one of the funds constituting Prudential Investment Portfolios, Inc. 10, referred to hereafter as the “Fund”) as of October 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the year ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 16, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 16, 2020

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

52

Federal Income Tax Information (unaudited)

For the year ended October 31, 2020, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM QMA Mid-Cap Value Fund	67.92%	65.41%

In January 2021, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2020.

PGIM QMA Mid-Cap Value Fund	53

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM QMA Mid-Cap Value Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since 2019) (information technology); Independent Director, Kabbage, Inc. (2018-2020) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 1945 Board Member Portfolios Overseen: 95	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM QMA Mid-Cap Value Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; James E. Quinn, 2013; Richard A. Redeker, 2000; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM QMA Mid-Cap Value Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM QMA Mid-Cap Value Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM QMA Mid-Cap Value Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with QMA LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board

[1]	PGIM QMA Mid-Cap Value Fund is a series of Prudential Investment Portfolios, Inc. 10.

PGIM QMA Mid-Cap Value Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 27, 2019 and on June 9-11, 2020.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and QMA. The Board noted that QMA is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of the QMA portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and QMA’s organizational structure, senior management, investment operations, and other relevant

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information pertaining to PGIM Investments and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments and QMA.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM QMA Mid-Cap Value Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and QMA

The Board considered potential ancillary benefits that might be received by PGIM Investments, QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2019.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2019. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer

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Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years

	4th Quartile	4th Quartile	4th Quartile	3rd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund underperformed its benchmark index over all periods.
•	The Board considered PGIM Investments’ assertions that the Fund’s underperformance was attributable to its deep value investment style, which continued to underperform the broader market in 2019.
•

The Board further considered that the Fund’s longer-term performance was competitive prior to 2018, noting that the Fund’s three-year rolling annualized return outperformed its benchmark more than 82% of the time since its inception. The Board also considered that during the fourth quarter of 2019, the value spread narrowed and QMA outperformed its benchmark by more than 2% and ranked in the top quartile. The Board noted that the Fund’s underperformance during the periods identified above was largely the result of underperformance during one year, 2019. In that regard, the Board noted that when it considered the performance of the Fund one year before, the Fund ranked in the second quartile of its Peer Group over the five- and ten-year periods ended December 31, 2018.

•

The Board further considered PGIM Investments’ assertion that, while the current market environment has been extremely challenging to the Fund’s investment style, it is encouraged by QMA’s track record before the current market environment and during periods where the Fund’s value style factor exposure has delivered outsized gains. The Board noted that PGIM Investments views the recent performance challenges as temporary and agreed to continue to monitor the performance of the Fund.

•

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) caps the Fund’s annual operating expenses at 1.13% for Class A shares, 1.95% for Class C shares, 1.45% for Class R shares, 0.95% for Class Z shares, 1.23% for Class R2 shares, 0.98% for Class R4 shares, and 0.73% for Class R6 shares through February 28, 2021.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

PGIM QMA Mid-Cap Value Fund

Approval of Advisory Agreements (continued)

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

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∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling
(800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	QMA LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM QMA Mid-Cap Value Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QMA MID-CAP VALUE FUND

SHARE CLASS	A	C	R	Z	R2	R4	R6
NASDAQ	SPRAX	NCBVX	SDVRX	SPVZX	PMVEX	PMVFX	PMVQX
CUSIP	74441L105	74441L303	74441L782	74441L709	74441L758	74441L741	74441L824

MF202E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended October 31, 2020, the Registrant’s principal accountant was PricewaterhouseCoopers LLP (“PwC”). For the fiscal year ended October 31, 2020, PwC billed the Registrant $50,800 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

For the fiscal year ended October 31, 2019, the Registrant’s principal accountant was KPMG LLP (“KPMG”).    For the fiscal year ended October 31, 2019, KPMG billed the Registrant $51,379 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended October 31, 2020, PwC did not bill the Registrant for audit-related services.

For the fiscal year ended October 31, 2020, fees of $5,103 were billed to the Registrant for services rendered by KPMG in connection with the auditor transition.

For the fiscal year ended October 31, 2019, fees of $2,836 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon.

(c) Tax Fees

For the fiscal years ended October 31, 2020 and October 31, 2019: none.

(d) All Other Fees

For the fiscal years ended October 31, 2020 and October 31, 2019: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended October 31, 2020 and October 31, 2019, 100% of the services referred to in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2020 and October 31, 2019 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios, Inc. 10

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	December 16, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 16, 2020

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	December 16, 2020